Exhibit 99.3

TECHNOLOGY AND PAYMENTS PROVIDER EMPOWERING GLOBAL MERCHANTS January 2020

Disclaimer This presentation (this “Presentation”) was prepared for informational purposes only to assist interested parties in making their own evaluation of the proposed transaction (the “Transaction”) between Far Point Acquisition Corporation (“FPAC”, “we”, or “our”) and Global Blue Group AG (“Global Blue”). This Presentation is for strategic discussion purposes only and does not constitute an offer to purchase nor a solicitation of an offer to sell shares of FPAC, Global Blue or any successor entity of the Transaction. This presentation is incomplete without reference to, and should be viewed solely in conjunction with, the oral briefing provided by FPAC. This Presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. No representation, express or implied, is or will be given by FPAC, Global Blue or their respective affiliates and advisors as to the accuracy or completeness of the information contained herein, or any other written or oral information made available in the course of an evaluation of the Transaction. This Presentation and the oral briefing provided by FPAC or Global Blue may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding FPAC’s, Global Blue’s on their management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward looking statements are based on FPAC’s and Global Blue’s current expectations and beliefs concerning future developments and their potential effects on FPAC, Global Blue or any successor entity of the Transaction. There can be no assurance that the future developments affecting FPAC, Global Blue or any successor entity of the Transaction will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond FPAC’s or Global Blue’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Except as required by law, FPAC and Global Blue are not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. All rights to the trademarks, copyrights, logos and other intellectual property listed herein belong to their respective owners and FPAC’s or Global Blue’s use thereof does not imply an affiliation with, or endorsement by the owners of such trademarks, copyrights, logos and other intellectual property. Solely for convenience, trademarks and trade names referred to in this presentation may appear with the ® or ™ symbols, but such references are not intended to indicate, in any way, that such names and logos are trademarks or registered trademarks of FPAC. This presentation contains statistical data, estimates and forecasts that have been provided by Global Blue and/or are based on independent industry publications or other publicly available information, as well as other information based on FPAC’s internal sources. This information involves many assumptions and limitations and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data that has been provided by Global Blue and/or contained in these industry publications and other publicly available information. Accordingly, none of FPAC, Global Blue nor their respective affiliates and advisors makes any representations as to the accuracy or completeness of these data. Certain amounts related to the transaction described herein have been expressed in U.S. dollars for convenience and, when expressed in U.S. dollars in the future, such amounts may be different from those set forth herein. Financial Information. The historic financial information respecting Global Blue contained in this Presentation has been taken from or prepared based on the historical audited financial statements of Global Blue, which have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as adopted by the EU, which are not materially different from IFRS as issued by the International Accounting Standards Board (“IASB”). An audit of such financial statements in accordance with the standards of the U.S. Public Company Accounting Oversight Board is in process and will be included in the registration statement/ proxy statement related to the Transaction. Non-GAAP Financial Measures. This presentation includes certain financial measures not prepared in accordance with IFRS, which constitute “non-GAAP financial measures” as defined by the rules of the U.S. Securities and Exchange Commission. These non-GAAP financial measures include: Adjusted EBITDA, Adjusted EBITDA Margin, Cash Flow Conversion, FCFE (Group Share), Adjusted EBIT, Unlevered Net Income, Adjusted Net Income, Adjusted Net Income (Group Share), Net Leverage and Adjusted Operating Expenses. FPAC has included these non-GAAP financial measures because it believes they provide an additional tool for investors to use in evaluating the financial performance and prospects of Global Blue or any successor entity of the Transaction. These non-GAAP financial measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with IFRS. In addition, these non-GAAP financial measures may differ from non-GAAP financial measures with comparable names used by other companies. Note however, that to the extent forward-looking non-GAAP financial measures are provided herein, they are not reconciled to comparable historic IFRS measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. Additional Information. In connection with the Transaction, Global Blue Group Holding AG, the intended successor entity in the Transaction, intends to file a Registration Statement on Form F-4, which will include a preliminary prospectus and preliminary proxy statement. FPAC will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. Investors and security holders of FPAC are advised to read, when available, the proxy statement/prospectus in connection with FPAC’s solicitation of proxies for its special meeting of stockholders to be held to approve the Transaction because the proxy statement/prospectus will contain important information about the Transaction and the parties thereto. The definitive proxy statement/prospectus will be mailed to stockholders of FPAC as of a record date to be established for voting on the Transaction. Stockholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Far Point Acquisition Corporation, 18 West 18th Street, New York, NY 10011. Participants in the Solicitation. FPAC, Global Blue and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of FPAC’s stockholders in connection with the Transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the Transaction of FPAC’s directors and officers in FPAC’s filings with the SEC, including FPAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 29, 2019, and such information and names of Global Blue’s directors and executive officers will also be in the Registration Statement on Form F-4 to be filed with the SEC by Global Blue Group Holding AG, the intended successor entity in the Transaction, which will include the proxy statement of FPAC for the Transaction. 2

Today’s presenters Jacques Thomas Stern Farley Chief Officer Executive Chief Officer Executive 3

Summary transaction overview

TRANSACTION DESCRIPTION	• Far Point Acquisition Corporation ("FPAC") is entering into a definitive agreement to combine with Global Blue AG ("Global Blue") • The post-closing public company will be incorporated in Switzerland, listed in NYSE, and maintain the Global Blue name • The transaction is expected to close during the second quarter of 2020
PURCHASE PRICE[1]	• Total enterprise value of €2.3B / $2.6B ($10.0 per share) - TEV/Adjusted EBITDA 2020/21E[2] of 12.1x • Existing Global Blue shareholders will be paid ~€870M in cash consideration and issued ~80M roll-over shares in Global Blue
FINANCING OF THE TRANSACTION[1]	• The transaction will be funded by a combination of FPAC cash held in trust account and cornerstone equity investments[3] • Cornerstone equity investors to commit €316M ($350M) before announcement of the deal (PIPE). Ant Financial, additional investors, and Third Point to invest $125M (€113M), $125M (€113M), and $100M (€90M), respectively • Firm commitment from banks to refinance debt at closing for total value of €630M, with anticipated pro-forma Net Debt / LTM Adjusted EBITDA (Mar-2020E) of 3.3x
PRO-FORMA OWNERSHIP[1]	• **Existing Global Blue shareholders:** 42% ownership • **Cornerstone equity investment (Ant Financial / additional investors / Third Point):** 7% / 7% / 5% ownership • **FPAC founders:** 6% ownership
GOVERNANCE	• Jacques Stern will continue to serve as CEO and Loïc Jenouvrier will continue to serve as CFO for the combined Company • Thomas Farley will serve as the Chairman • Expected Board: 9 members (including GB CEO), of which majority are independents; 3 to be appointed by existing shareholders and 2 by FPAC

Note: EUR/USD Exchange Rate 1.109. See "Non-GAAP Financial Measures" above in the Disclaimer and Appendix for further information and a reconciliation of all historic non-GAAP financial measures included in this presentation. (1) Assumes no redemption by FPAC's existing public shareholders. (2) Global Blue fiscal year ends March 31, 2021. (3) Cornerstone equity investments to take the form of a PIPE. Source: Company information (Global Blue).

Global Blue FAR POINT 4

A strategic technology and payments partner empowering merchants to capture the growth of international shoppers TAX FREE SHOPPING TECHNOLOGY SOLU SMART DATA & BUSINESS INTELLIGENCE INTERNATIONAL TARGETED MARKETING SOLUTIONS MERCHANTS SHOPPERS & INTELLIGENT SALES TECHNOLOGY TFS Merchant (1) Worldwide +300K Stores 20-30% Luxury Revenue ADDED-VA PAYMENT SOLUTIONS Note: (1) When limiting luxury revenue to that in Tax Free Shopping countries (instead of worldwide), international shoppers represent 40-50% of luxury revenue (company estimate based on a sample of merchants in Tax Free Shopping countries). 5 Source: Company Information (Global Blue).

Global Blue at a glance

Tax Free Shopping Technology Solutions (TFS)

~85% of revenue

13M GB international shoppers	**36M** GB transactions
€18.2B GB sales in store (SiS)	**~70%** GB market share[2]

Added-Value Payment Solutions (AVPS)

~15% of revenue

16M GB international shoppers[1]	**28M** GB transactions
€4.4B GB sales in store (SiS)	**~20%** GB market share[3]

Global Blue

REVENUE	ADJUSTED EBITDA	ADJUSTED EBITDA MARGIN	CASH FLOW CONVERSION[4]
~€430M	~€182M	~42%	~85%
(2019/20E)	(2019/20E)	(2019/20E)	(2019/20E)

Note: Figures refer to the fiscal year ending 31 March 2019 (2018/19), except where noted. See "Non-GAAP Financial Measures" above in the Disclaimer and Appendix for further information and a reconciliation of all historic non-GAAP financial measures included in this presentation.
(1) Company estimate, extrapolated from GB sample set; (2) Estimated third party serviced market share based on TFS SiS; (3) Estimated market share based on DCC revenue; (4) PT UFCF (Pre-tax unlevered free cash flow) divided by Adjusted EBITDA, where PT UFCF is defined as Adjusted EBITDA less capital expenditures and change in net working capital. Source: Company Information (Global Blue).

Global Blue FAR POINT 6

Strong macro driven historical growth expected to continue

		PROOF POINTS		GROWTH DRIVER	*Next ~5 years expectation*
A	EMERGING MARKETS	97% correlation[1]	EM middle class vs. TFS transactions	Arrivals of EM shoppers into Global Blue's markets	+9% CAGR[4]
B	DIGITALIZATION	2.0x higher[2]	Success ratio increase in digital vs. non-digital countries	% of transactions digitally validated	54% to 89%[5]
C	VAT DYNAMICS	1.4x faster[3]	Luxury sales growth in VAT refund vs. non-VAT refund countries	Countries adopting a VAT refund scheme	>10 additional countries[6]

Note: (1) R-squared of the regression between arrivals into Global Blue markets (implied by emerging markets middle class growth, based on a regression calculated between 2000/01 to 2018/19) and Global Blue TFS transactions, calculated between 2009/10 and 2018/19; (2) Calculated from 2009/10 to 2018/19, based on a consistent set of Global Blue countries with digital validation and non-digital validation at the start and end date of the calculation; (3) Extra-regional personal luxury market growth in countries with VAT refund schemes and countries without, calculated from 2009/10 to 2018/19; (4) Forecast period is 2018/19 - 2024/25; (5) Forecast period is 2018/19 - 2021/22; (6) Subject to decisions of the respective governments, as such may or may not eventually occur. Source: Company Information (Global Blue).

Global Blue FAR POINT 7

Global Blue's clear competitive differentiation

GLOBAL LEADERSHIP


>3x market
share vs. next
TFS competitor

70%
market share in TFS[1]

PORTFOLIO OF ICONIC LUXURY BRANDS

Longstanding relationships with iconic luxury brands

PRADA
BURBERRY
HERMÈS
SAINT LAURENT
LOUIS VUITTON
Harrods
SELFRIDGES&CO
Cartier
TIFFANY&Co.

Low gross churn[2]: **-3%**

Positive net churn[2]: **+1%**

Avg. tenure (years)[4]: **>20**

FULLY INTEGRATED IN-HOUSE TECHNOLOGY PLATFORM


17 CUSTOMS INTEGRATIONS
VALIDATION ENGINE
TRANSACTION PROCESSING
SINGLE CLOUD-BASED TECH PLATFORM
PAYMENTS PROCESSING
SOFTWARE SOLUTIONS
MOBILE-BASED SOLUTIONS FOR INTERNATIONAL SHOPPERS
ISSUING SOLUTIONS SOFTWARE FOR MERCHANTS
EXPORT VALIDATION SOFTWARE FOR AIRPORT CUSTOMS
REFUNDING SOFTWARE FOR REFUND AGENTS

40+ PSP integrations

200+ POS integrations

17 customs integrations

13 payment partners

DEEP DOMAIN EXPERTISE IN COMPLIANCE



>40
Tax free shopping countries[3] where GB has deep regulatory know-how

Note: Figures refer to 2018 / 19A. Fiscal year ending 31 March. (1) Estimated third-party serviced market share, based on TFS SiS. (2) Last 5 years average 5.5%. (3) TFS countries where Global Blue currently operates. (4) Average tenure based on the top 20 merchants
Source: Company information (Global Blue).

Global Blue FAR POINT 8

Business strategy creating value VOLUME GROWTH VOLUME GROWTH MACRO FACTORS MANAGEMENT INITIATIVES DIGITALIZATION INNOVATION TO PUBLIC AFFAIRS EMERGING VAT DYNAMICS DIGITALIZATION TO INCREASE INCREASE TO EXPAND MARKETS PENETRATION MARKET SHARE MARKET REVENUE GROWTH M&A TECHNOLOGY CONSUMER AND ADDED VALUE INFORMATION INTELLIGENCE MARKETING SALES EXPERIENCE DIGITAL PAYMENTS AT PAYMENT SERVICES MARKETING POINT-OF- SERVICES SALE STRATEGIC PARTNERSHIPS TO ENHANCE VALUE CREATION 9

Powerful financial model delivering earnings growth and cash flow generation

(2009/10 and 2018/19 - Fiscal years ended in March. The year 2018/19 refers to 1 April 2018 to 31 March 2019)

GROWTH

Revenue, €M



+11% CAGR
409
160
2009/10
2018/19

SiS CAGR over the period: +15%

\+

PROFITABILITY

Adjusted EBITDA, €M



Adjusted EBITDA margin %
23%
41%
+19% CAGR
170
36
2009/10
2018/19

\+

CASH FLOW CONVERSION

2018/19



100%
(15%)
85%
Adjusted EBITDA
Capex & ΔNWC
PT UFCF

=

EARNINGS POWER

€M, 2018/19



139
(31)
108
Effective tax rate: 22-23%
Adjusted EBIT(1)
Tax
Unlevered Net Income

TRACK RECORD OF GROWTH

OPERATING LEVERAGE

HIGH CASH FLOW CONVERSION

EXCEPTIONAL TOTAL SHAREHOLDER RETURNS

Note: Fiscal year ending 31 March. Adjusted EBITDA defined as earnings before interest, taxes, depreciation and amortization, excluding other income and expense items that the Company considers as not related to ordinary business operations. PT UFCF (Pre-tax unlevered free cash flow) defined as Adjusted EBITDA less capital expenditures and change in net working capital; Unlevered net income defined as earnings before interest and taxes less unlevered tax expense, before deducting non-controlling interest. See "Non-GAAP Financial Measures" above in the Disclaimer and Appendix for further information and a reconciliation of all historic non GAAP financial measures included in this presentation. (1) Adjusted EBIT defined as earnings before interest and taxes, excluding amortisation from purchase price allocation related to acquired assets, predominantly related to the 2012 LBO. Source: Company Information (Global Blue).

Global Blue FAR POINT 10

Medium-term objectives REVENUE CAGR 3-6% compounded annual growth rate ADJUSTED EBITDA MARGIN >200bps Adjusted EBITDA margin expansion over the medium-term CLEAN EPS CAGR(1) High-single digit growth from fiscal year ending 31 March 2021 onwards NET LEVERAGE Rapid deleveraging to below 2.5x Net debt / Adjusted EBITDA (2) €40M in September 2021 on fiscal year ending 31 March 2021, increase of absolute amount Capital Return likely over time Note: See “Non-GAAP Financial Measures” above in the Disclaimer and Appendix for further information and a reconciliation of all historic non-GAAP financial measures included in this presentation. (1) Clean EPS is based on Adjusted Net Income (Group Share). (2) In form of dividend and / or share buyback. 11 Source: Company Information (Global Blue).

Global Blue peer group positioning POTENTIAL PEER SET INTEGRATED NETWORKS OTHER PAYMENTS NETWORK Core competency Some competency No competency END-TO-END SERVICE OFFERING DEEP MERCHANT RELATIONSHIPS PAYMENT PROCESSING EXPERTISE RICH CUSTOMER & MERCHANT DATA CAPEX-LIGHT MODEL 12

Global Blue represents a unique and attractive investment opportunity at a compelling valuation TEV/EBITDA 2020E P/E 2020E FCFE YIELD 2020E 12.1x 17.9x 5.3% (1) (1) (1) Integrated Networks 16.4x Integrated Networks 23.2x Integrated Networks 3.7% (2) (2) (2) Other Payments 17.6x Other Payments 24.1x Other Payments 3.5% (3) (3) (3) Networks 24.3x Networks 31.3x Networks 2.8% Implied discount: Implied discount: Implied discount: • 26% vs. Integrated Networks • 23% vs. Integrated Networks • 1.6 pp vs. Integrated Networks • 31% vs. Other Payments • 26% vs. Other Payments • 1.8 pp vs. Other Payments • 50% vs. Networks • 43% vs. Networks • 2.5 pp vs. Networks Note: Global Blue valued at TEV €2.3B and Equity Value of €1.7B. See “Non-GAAP Financial Measures” above in the Di d in this presentation. FY Mar-2021 for Global Blue / CY2020 for peers; 13 (1) Integrated Networks refers to median of: Amadeus, Edenred, Fleetcor and Wex; (2) Other Payments refers to med mpany Information (Global Blue), Capital IQ.

Investment highlights 1 2 3 4 5 6 POWERFUL CLEAR    BUSINESS ATTRACTIVE INTERNATIONAL COMPELLING MACRO DRIVERS MARKET & STRATEGY TRANSACTION- MANAGEMENT VALUATION OF GROWTH TECHNOLOGY CREATING BASED TEAM WITH RELATIVE TO LEADERSHIP VALUE BUSINESS RELEVANT PUBLIC PEERS MODEL EXPERTISE 14

â–ª APPENDIX - Detailed transaction overview 15

Detailed transaction overview (1/2)

IMPLIED VALUATION

VALUATION	
Pro-forma shares outstanding (M)	~188 (1)
Illustrative share price	$10.0 / €9.0
Implied equity value	**€1,700**
Net debt at closing	600
Implied total enterprise value	**€2,300**

IMPLIED 2020/21E TRANSACTION MULTIPLES (2)		
TEV / EBITDA	€190	12.1x
Equity value / Net Income	95	17.9x
FCFE yield	90	5.3%

POST-TRANSACTION OWNERSHIP (%)



Founders FAR POINT 6% (4)
Shareholders FAR POINT 39%
Public shareholders FAR POINT 34%
Existing shareholders
42%
THIRD POINT (3)
5%
Additional investors 7%
7%
Cornerstone equity investors 19%

Note: EUR/USD Exchange Rate 1.109. Global Blue Fiscal year closing as of March 31. Pro forma for refinance of existing debt. See "Non-GAAP Financial Measures" above in the Disclaimer and Appendix for further information and a reconciliation of all historic non-GAAP financial measures included in this presentation. (1) Assumes no redemption by FPAC's existing public shareholders. (2) Global Blue 2020/21E comparable to peers' CY2020E financials. Based on mid-point of Company medium term guidance. (3) Total Third Point post-transaction ownership is 10% including Third Point cornerstone equity investment, public FPAC shares, and allocation of Far Point Founder shares. (4) Far Point Founders will (a) surrender 2.5M of its Founder Shares, which will be used as part of a new management incentive plan and (b) exchange an additional 2.5M of its Founder Shares into contingent shares, which will be earned 50% when the Combined Entity's shares trades at or above $12.50 per share and 50% when the Combined Entity's shares trade at or above $15.00 per share. Source: Company Information (Global Blue).

Global Blue FAR POINT 16

Detailed transaction overview (2/2) SOURCES AND USES CAPITALISATION OVERVIEW SOURCES €M $M €M xEBITDA FPAC cash in trust (1) 586 650 RCF (€100M undrawn) 0 0.0x Cornerstone equity investment—Ant Financial 113 125 Term loan 630 3.5x Cornerstone equity investment—Additional investors 113 125 Gross financial debt 630 3.5x Cornerstone equity investment—Third Point 90 100 New debt 630 699 Cash (76) (0.5x) Global Blue balance sheet cash 45 50 Net financial debt 554 3.0x Total sources 1,577 1,748 Lease liability 46 0.3x USES €M $M Net financial debt and leases (Mar-20E) 600 3.3x Cash to existing Global Blue shareholders 872 967 Equity 1,700 Existing debt refinancing 630 699 Total capitalisation 2,300 Estimated transaction fees and expenses 74 82 Total uses 1,577 1,748 LTM Adjusted EBITDA (Mar-20E) 182 Note: EUR/USD Exchange Rate 1.109. See “Non-GAAP Financial Measures” above in the Disclaimer and Appendix for further information and a reconciliation of all historic non-GAAP financial measures included in this presentation. Capitalisation is presented prior to the expected usage of 17 approximately €45M Global Blue cash to cover part of the fees related to the transaction. (1) Assumes no redemption by FPAC’s existing public shareholders. Source: Company Information (Global Blue).

â–ª APPENDIX - Financials and reconciliations    18

Non-GAAP adjusted income statement FY ended in March, €M FY 2016/17A FY 2017/18A FY 2018/19A FH1 2018/19A FH1 2019/20A Revenue 417.9 420.0 409.0 208.7 226.5 Adjusted operating expenses (251.6) (250.4) (239.4) (119.9) (126.4) Adjusted EBITDA 166.2 169.6 169.6 88.9 100.1 Other depreciation and amortisation (8.5) (11.9) (30.5) (14.5) (17.7) Adjusted EBIT 157.8 157.7 139.1 74.4 82.4 Net finance costs (34.8) (32.1) (28.7) (15.9) (16.2) Adjusted profit before tax 123.0 125.6 110.4 58.5 66.2 Adjusted income tax (28.2) (28.4) (25.1) (13.2) (16.2) Adjusted profit for the period 94.7 97.1 85.4 45.3 50.0 Adjusted profit attributable to: Owners of the parent (also referred to as “Adjusted Net 91.8 93.4 80.8 42.3 46.2 Income Group Share”) Non-controlling interests 2.9 3.8 4.5 3.0 3.8 19 Source: Company Information (Global Blue).

Reported IFRS income statement

CONSOLIDATED INCOME STATEMENT

FY ended in March, €M	FY 2016/17A	FY 2017/18A	FY 2018/19A	FH1 2018/19A	FH1 2019/20A
Total revenue	417.9	420.0	409.0	208.7	226.5
Operating expenses	(338.8)	(361.6)	(354.4)	(175.8)	(190.5)
Operating profit	79.0	58.4	54.6	32.9	35.9
Finance income	6.7	2.4	2.8	2.5	2.6
Finance costs	(41.5)	(34.5)	(31.5)	(18.3)	(18.8)
Net finance costs	(34.8)	(32.1)	(28.7)	(15.9)	(16.2)
Profit before tax	44.2	26.3	25.9	17.0	19.8
Income tax expense	(15.6)	(7.8)	(18.0)	(6.7)	(8.6)
Profit for the period	28.6	18.5	7.9	10.3	11.2
Profit attributable to:					
Owners of the parent (also referred to as "Net Income Group Share")	25.7	14.7	3.4	7.4	7.4
Non-controlling interests	2.9	3.8	4.5	3.0	3.8

PERFORMANCE MEASURES RECONCILIATION

FY ended in March, €M	FY 2009/10A	FY 2016/17A	FY 2017/18A	FY 2018/19A	FH1 2018/19A	FH1 2019/20A
Operating profit	1.6	79.0	58.4	54.6	32.9	35.9
Other income and expenses	19.5	3.8	24.4	9.9	4.1	9.2
Amortisation of acquisition-related assets	11.3	74.9	74.8	74.6	37.4	37.2[1]
Adjusted EBIT	32.4	157.8	157.7	139.1	74.4	82.4
Other depreciation and amortisation	3.9	8.5	11.9	30.5	14.5	17.7
Adjusted EBITDA	36.3	166.2	169.6	169.6	88.9	100.1
% Margin	*22.7%*	*39.8%*	*40.4%*	*41.5%*	*42.6%*	*44.2%*

Source: Company Information (Global Blue).
Note: (1) Mainly related to exit preparation costs, which will no longer exist after FY2019/20, and share based payments.

Global Blue FAR POINT 20

Balance sheet CONSOLIDATED STATEMENT OF FINANCIAL POSITION €M 3/31/2019 9/30/2019 €M 3/31/2019 9/30/2019 Attributable to the parents 75.1 80.3 Non-controlling interest 8.4 7.7 Total equity 83.5 87.9 Property, plant and equipment 56.2 53.8 Loans and borrowings 622.4 623.5 Intangible assets 695.6 663.0 Other long-term liabilities 39.2 39.0 Deferred income tax assets 14.0 17.1 Deferred income tax liabilities 49.4 41.8 Investments in associates and joint ventures 2.4 3.1 Post-employment benefits 5.1 5.3 Other non-current receivables 12.7 15.4 Provisions for other liabilities and charges 1.7 2.1 Non current assets 781.0 752.4 Non current liabilities 717.8 711.7 Trade receivables 249.3 377.1 Other current receivables 49.2 47.8 Trade payables 274.0 331.7 Income tax receivables 3.6 1.6 Other current liabilities 61.0 63.8 Prepaid expenses 15.0 11.4 Accrued liabilities 40.0 41.6 Cash and cash equivalents 104.1 75.1 Current income tax liabilities 26.0 28.7 Current assets 421.3 513.1 Current liabilities 401.0 465.9 Assets 1,202.3 1,265.5 Total equity and liabilities 1,202.3 1,265.5 21 Source: Company Information (Global Blue).

Reconciliations (1/4) ADJUSTED OPERATING EXPENSES FY ended in March, €M FY 2016/17A FY 2017/18A FY 2018/19A FH1 2018/19A FH1 2019/20A Operating expenses (338.8) (361.6) (354.4) (175.8) (190.5) (1) Other income and expenses 3.8 24.4 9.9 4.1 9.2 Amortisation of acquisition-related assets 74.9 74.8 74.6 37.4 37.2 Other depreciation and amortisation 8.5 11.9 30.5 14.5 17.7 Adjusted operating expenses (251.6) (250.4) (239.4) 119.9 126.4 ADJUSTED INCOME TAX EXPENSE FY ended in March, €M FY 2016/17A FY 2017/18A FY 2018/19A FH1 2018/19A FH1 2019/20A Income tax expense (15.6) (7.8) (18.0) (6.7) (8.6) Deferred tax on amortisation of acquisition-related assets (15.1) (15.1) (15.1) (7.5) (7.5) Tax impact of other income and expense 2.5 (5.6) (2.8) 1.0 (0.1) Italian tax audit — 10.8 — Adjusted income tax expense (28.2) (28.4) (25.1) (13.2) (16.2) Source: Company Information (Global Blue). 22 Note: (1) Mainly related to SPAC costs, which will no longer exist after FY2019/20, and share based payments.

Reconciliations (2/4)

ADJUSTED PROFIT BEFORE TAX and ADJUSTED NET INCOME

FY ended in March, €M	FY 2016/17A	FY 2017/18A	FY 2018/19A	FH1 2018/19A	FH1 2019/20A
Profit before tax	**44.2**	**26.3**	**25.9**	**17.0**	**19.8**
Other income and expenses	3.8	24.4	9.9	4.1	9.2[1]
Amortisation of acquisition-related assets	74.9	74.8	74.6	37.4	37.2
Adjusted profit before tax	**123.0**	**125.6**	**110.4**	**58.5**	**66.2**

FY ended in March, €M	FY 2016/17A	FY 2017/18A	FY 2018/19A	FH1 2018/19A	FH1 2019/20A
Net income (Group Share)	25.7	14.7	3.4	7.4	7.4
Other income and expenses	3.8	24.4	9.9	4.1	9.2
Amortisation of acquisition-related assets	74.9	74.8	74.6	37.4	37.2
Cum. tax effect of adjustments[3]	(12.6)	(20.6)	(7.1)	(6.6)	(7.6)
Adjusted net income (Group Share)	91.8	93.4	80.8	42.3	46.2

UNLEVERED NET INCOME

FY ended in March, €M	FY 2016/17A	FY 2017/18A	FY 2018/19A
Operating profit	**79.0**	**58.4**	**54.6**
Other income and expenses	3.8	24.4	9.9
Amortisation of acquisition-related assets	74.9	74.8	74.6
Adjusted EBIT	**157.8**	**157.7**	**139.1**
Unlevered tax[2]	(36.2)	(35.7)	(31.6)
Unlevered net income	**121.5**	**122.0**	**107.5**

Source: Company information (Global Blue).
Note: (1) Exit preparation costs, which will no longer exist after FY2019/20, and share based payments. (2) Based on Effective Tax Rate calculated as Adjusted Income Tax divided Adjusted PBT. (3) Impact on tax expense from other income and expenses and amortisation of acquisition-related assets

Global Blue FAR POINT 23

Reconciliations (3/4) CASH FLOW SUMMARY FY ended in March, €M FY 2016/17A FY 2017/18A FY 2018/19A FH 1 2018/19A FH1 2019/20A Normal seasonal Adjusted EBITDA(1) 166.2 169.6 169.6 88.9 working capital 100.1 cash outflow driven by summer Capex (27.8) (26.6) (33.4) (13.9) peak shopping (14.4) period ï„NWC 10.9 (21.2) 7.3 (53.4) (62.9) PTUFCF 149.4 121.9 143.4 21.6 22.7 % Conversion (% Adjusted EBITDA) 89.8% 71.9% 84.6% N.M. N.M. Interest paid (34.9) (26.8) (24.5) (12.4) (12.1) Taxes paid (25.0) (24.7) (28.3) (15.6) (14.7) Principal elements of lease payments — (14.2) (7.0) (8.1) Dividends paid to non-controlling interests (3.6) (3.5) (3.9) (3.6) (4.8) FCFE (group share) 85.9 66.9 72.6 (17.1) (17.0) 24 Source: Company Information (Global Blue). (1) As reconciled on page 41

Reconciliations (4/4) NET LEVERAGE FY ended in March, €M FY 2016/17A FY 2017/18A FY 2018/19A FH1 2018/19A FH1 2019/20A Cash and cash equivalents (111.7) (50.7) (104.1) N.A. (75.1) Non-current loans and borrowings 610.5 612.8 622.4 N.A. 623.5 Addback: Capitalized Financing Costs 19.5 17.2 13.4 N.A. 11.6 Exclude: IFRS 9 Impact 0.0 0.0 (5.8) N.A. (5.1) Current lease liabilities — 13.7 N.A. 13.7 Non-current lease liabilities — 32.4 N.A. 31.7 Net debt 518.3 579.3 572.0 N.A. 600.3 Adjusted EBITDA (on a rolling 12-month basis) 166.2 169.6 169.6 N.A. 180.8 Leverage ratio 3.1x 3.4x 3.4x N.A. 3.3x 25 Source: Company Information (Global Blue).

Key risks relating to Global Blue • We are subject to currency exchange rate risk in the conduct of our business, including commercial risk if certain currency zones become less attractive for inbound international shoppers. • Our business is highly dependent on international travel, which may be adversely affected by regional or global circumstances or travel restrictions. • Our business is dependent on the overall level of consumer spending, which is affected by general economic conditions and spending patterns. • A decrease in VAT rates or changes in VAT or VAT refund policies in countries in which we operate could negatively affect our business. • Changes in the regulatory environment, licencing requirements and government agreements could adversely affect our business. • We must continually adapt and enhance our existing technology offerings and ensure continued resilience and uptime of our underlying technology platform to remain competitive in our industry. • We operate in a competitive market and we may lose merchant accounts to our competitors. • Our business may be adversely affected by disintermediation of TFS processes. • Price harmonisation or convergence between destination markets and origin markets may adversely affect our business. • The integrity, reliability and efficiency of our internal controls and procedures may not be guaranteed. • We are subject to taxation in multiple jurisdictions, which is complex and often requires making subjective determinations subject to scrutiny by, and disagreements with, tax regulators. • Adverse competition law rulings could restrict our ability to expand or to operate our business as we wish and could expose us to fines or other penalties. • Our TFS business is dependent on our airport concessions and agreements with agents. • We operate in emerging markets and are exposed to risks associated with operating in such markets. • We may be adversely affected by risks associated with strategic arrangements or investments in joint ventures with third parties. • Our business is subject to loss through physical disaster, data security breach, computer malfunction or sabotage. • Our AVPS business relies on relationships with acquirers and on the involvement of card schemes. • We are subject to counterparty risk and credit risk. • We are subject to losses from fraud, theft and employee error. • We may not be able to attract, integrate, manage and retain qualified personnel or key employees. • We are subject to complex and stringent data protection and privacy laws and regulations in the jurisdictions in which we operate. • Our business is subject to anti-money laundering, sanctions and anti-bribery regulation and related compliance costs and third-party risks. • We are subject to risks relating to intellectual property. • Litigation or investigations involving us could result in material settlements, fines or penalties and may adversely affect our business, financial condition and results of operations • As reported on the French Competition Authority (FCA) website, on November 28, 2019, representatives of the FCA carried out unannounced inspections of companies in the VAT refund services sector in Paris, including Global Blue. Documents were collected and taken in connection with an investigation, in respect of which Global Blue is fully co-operating. The investigation is solely linked to suspected anti-competition breaches in France (which represents 7.6% of Global Blue’s total Oct-19 LTM revenue) and, as stated by the FCA, such investigation does not pre-suppose the existence of a breach of law. Global Blue has lodged at court a right to appeal against the decision by the FCA to launch the investigation. Further information will be provided as and when available 26